                 NEW ENGLAND ELECTRIC COMPANIES'

                INCENTIVE COMPENSATION PLAN III














                                 Adopted - November 29, 1988
                                 Amended - May 23, 1990
                                 Amended - December 1, 1991
                                 Amended - January 1, 1994
                                 Amended - March 1, 1994
                                 Amended - January 1, 1995
                                 Amended - January 1, 1996
                                 Amended - January 1, 1998
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                        TABLE OF CONTENTS


                                                                       Page

I.    PURPOSE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

II.   DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
      2.01       Base Compensation. . . . . . . . . . . . . . . . . .   1
      2.02       Beneficial Owner. . . . . . . . . . . . . . . . .  .   1
      2.03       Board. . . . . . . . . . . . . . . . . . . . . . . .   1
      2.04       Bonus Award. . . . . . . . . . . . . . . . . . . . .   1
      2.05       Change in Control. . . . . . . . . . . . . . . . . .   2
      2.06       Exchange Act. . . . . . . . . . . . . . . . . . .  .   2
      2.07       Financial Objective. . . . . . . . . . . . . . . . .   3
      2.08       A Major Transaction. . . . . . . . . . . . . . . . .   3
      2.09       Management Committee.. . . . . . . . . . . . . . . .   4
      2.10       New England Electric System. . . . . . . . . . . . .   4
      2.11       Participant. . . . . . . . . . . . . . . . . . . . .   4
      2.12       Performance Benchmarks.. . . . . . . . . . . . . . .   4
      2.13       Person.. . . . . . . . . . . . . . . . . . . . . . .   5
      2.14       Plan Year. . . . . . . . . . . . . . . . . . . . . .   5
      2.15       Senior Incentive Compensation Plan.. . . . . . . . .   5
      2.16       Strategic Objectives.. . . . . . . . . . . . . . . .   5
      2.17       System.. . . . . . . . . . . . . . . . . . . . . . .   5

III.  ADMINISTRATION.. . . . . . . . . . . . . . . . . . . . . . . . . .   6
      3.01       Administration and Interpretation. . . . . . . . . .   6
      3.02       Amendment or Termination.. . . . . . . . . . . . . .   6
      3.03       No Segregation of Assets; No Assignment. . . . . . .   6
      3.04       Participant List.. . . . . . . . . . . . . . . . . .   7
      3.05       Effectuation of Interest.. . . . . . . . . . . . . .   7
      3.06       Accounting.. . . . . . . . . . . . . . . . . . . . .   7

IV.   PARTICIPATION. . . . . . . . . . . . . . . . . . . . . . . . . . .   7
      4.01       Selection. . . . . . . . . . . . . . . . . . . . . .   7
      4.02       Notification.. . . . . . . . . . . . . . . . . . . .   7
      4.03       Objectives.. . . . . . . . . . . . . . . . . . . . .   7

V.    PARTICIPANTS' COMPENSATION.. . . . . . . . . . . . . . . . . . . .   8
      5.01       Base Compensation and Incentive Compensation.. . . .   8

VI.   BASE COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . . .   8
      6.01       Performance Evaluation.. . . . . . . . . . . . . . .   8

VII.  INCENTIVE COMPENSATION. . . . . . . . . . . . . . . . . . . . . . .  8
      7.01       Incentive Compensation Amounts. . . . . . . . . . . .  8
      7.02       Use of Benchmarks.. . . . . . . . . . . . . . . . . .  9
      7.03       Components. . . . . . . . . . . . . . . . . . . . . .  9
      7.04       Financial Objective Award.. . . . . . . . . . . . . .  9
      7.05       Strategic Objective Award.. . . . . . . . . . . . . .  9
      7.06       Exercise of Discretion. . . . . . . . . . . . . . . .  9
      7.07       Notification of Award.. . . . . . . . . . . . . . . . 10

VIII. PAYMENT UPON CHANGE OF CONTROL. . . . . . . . . . . . . . . . . . . 10
      8.01       Change of Control.. . . . . . . . . . . . . . . . . . 10

IX.   GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . 11
      9.01       Other Benefit Plans.. . . . . . . . . . . . . . . . . 11
      9.02       Termination of Participation; Interplan Transfer. . . 11
      9.03       Future Employment.. . . . . . . . . . . . . . . . . . 11
      9.04       Headings. . . . . . . . . . . . . . . . . . . . . . . 12
      9.05       Gender and Number.. . . . . . . . . . . . . . . . . . 12
      9.06       Governing Law.. . . . . . . . . . . . . . . . . . . . 12
      9.07       Effective Date. . . . . . . . . . . . . . . . . . . . 12

SIGNATURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
















                                II
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                 NEW ENGLAND ELECTRIC COMPANIES'
                INCENTIVE COMPENSATION PLAN III

I.   PURPOSE

     The purpose of this Incentive Compensation Plan III (the Plan) is to achieve and maintain a high level of corporate performance by making it possible for executives whose efforts and responsibilities have an influence on corporate earnings to earn compensation rewards in proportion to (i) corporate achievement of financial and strategic objectives and (ii) the executive's contribution thereto. This amendment, effective January 1, 1998, is designed to focus on the post-divestiture growth and profitability of the System.

II.  DEFINITIONS

     2.01  Base Compensation means the compensation referred to in Section
6.01.

     2.02 Beneficial Owner shall have the meaning defined in Rule 13d-3 under the Exchange Act.

     2.03  Board means the Board of Directors of New England Electric
System.

     2.04  Bonus Award means the compensation referred to in Article VII.

     2.05 Change in Control occurs when the conditions set forth in either of the following paragraphs shall have been satisfied:

     (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of New England Electric System (not including in the securities beneficially owned by such Person any securities acquired directly from New England Electric System or its affiliates) representing 20% or more of the combined voting power of New England Electric System's then outstanding securities; or

     (b) during any period of not more than two consecutive years individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with New England Electric System to effect a transaction described in clause (a) of this paragraph) whose election by the Board or nomination for election by New England Electric System's shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the Board.

     2.06  Exchange Act means the Securities Exchange Act of 1934.

     2.07 Financial Objective means the same annual financial target established under Article IV of the Senior Incentive Compensation Plan for the Plan Year.

     2.08 A Major Transaction shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

           (a) the shareholders of New England Electric System approve a merger or consolidation with any corporation or business trust, other than (i) a merger or consolidation which would result in the individuals who prior to such merger or consolidation constitute the Board constituting at least two-thirds of the board of directors of New England Electric System or the surviving or succeeding entity immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization (or similar transaction) in which no Person acquires more than 20% of the combined voting power of New England Electric System's then outstanding securities;

           (b) the shareholders of New England Electric System approve a plan of complete liquidation thereof; or

           (c) the shareholder of New England Electric System approve an agreement for the sale or disposition of all or substantially all of New England Electric System's assets, other than a sale or disposition which would result in the individuals who prior to such sale or disposition constitute the Board constituting at least two-thirds of the board of directors of the Person purchasing such assets immediately after such sale or disposition.

     2.09 Management Committee means the Chief Executive Officer of New England Electric System and the Chairman of New England Electric System.

     2.10 New England Electric System means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of The Commonwealth of Massachusetts. Any agreement, obligation, or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer, or agent thereof assumes or shall be held to any liability therefor.

     2.11 Participant means an individual who has been selected, in accordance with Section 4.01, or an equivalent prior provision, to be a participant in the Plan.

     2.12 Performance Benchmarks means those standards established by the Management Committee to judge progress toward achievement of the Financial Objective and each Strategic Objective. Individual objective or subjective performance measures may also be developed for each Participant to assist in the evaluation of his or her contribution toward the corporate achievement of the Strategic Objectives assigned to the individual.

     2.13 Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (i) New England Electric System or any subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of New England Electric System or any subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of New England Electric System in substantially the same proportions as their ownership of shares of New England Electric System.

     2.14  Plan Year means a calendar year.

     2.15 Senior Incentive Compensation Plan means New England Electric Companies' Senior Incentive Compensation Plan, as amended from time to time.

     2.16 Strategic Objectives means the same Strategic Objectives established under Article IV of the Senior Incentive Compensation Plan for the Plan Year.

     2.17 System means the New England Electric System holding company system.


III. ADMINISTRATION

     3.01 Administration and Interpretation. The Plan shall be administered by the Management Committee, and interpretations of the Plan by the Management Committee shall be final and binding by all parties.

     3.02  Amendment or Termination.    The Management Committee may amend
or terminate the Plan at any time, provided that:

     (a) no such action shall affect any right or obligation with respect to any Bonus Award previously granted;

     (b) the provisions of Article VII and Sections 2.05 and 2.08 may not be amended without the written consent of any Participant affected; and

     (c) no amendment or termination of the Plan may be made after a Major Transaction unless the shareholders have rescinded their approval.

     3.03 No Segregation of Assets; No Assignment. The New England Electric System is not required to set aside or segregate any assets of any kind to meet obligations under this Plan. A Participant has no rights under this Plan to any specific assets of the New England Electric System. A Participant may not commute, sell, assign, transfer, or otherwise convey the right to receive any payments under this Plan, which payments and the right thereto shall be, to the fullest extent permited by law, nonassignable and nontransferable, whether voluntarily or involuntarily.

     3.04 Participant List. The Management Committee shall be responsible for maintaining an up-to-date list of the Participants in the Plan.

     3.05 Effectuation of Interest. In the event it should become impossible for the System or the Management Committee to perform any act required by the Plan, the System or the Management Committee may perform such other act as it in good faith determines will most nearly carry out the intent and purpose of the Plan.

     3.06 Accounting. The Manager of Internal Audits and the Controller will be responsible to the Management Committee for accounting matters directly affecting the Plan.

IV.  PARTICIPATION

     4.01 Selection. The Participants in the Plan will be selected by the Senior Management.

     4.02 Notification. The member of senior management to whom the Participant reports shall notify him or her of their inclusion in the Plan for the following year.

     4.03 Objectives. All Participants will have the Financial Objective. Individual Participants may participate in different Strategic Objectives. Further, their Strategic Objectives may be differently weighted. The member of senior management to whom the Participant reports shall determine such objectives and weighting. Participants will be advised of their Strategic Objectives prior to the Plan Year for which they apply.

V.   PARTICIPANTS' COMPENSATION

     5.01 Base Compensation and Incentive Compensation. The compensation for each Participant will consist of two parts: Base Compensation and Incentive Compensation.

VI.  BASE COMPENSATION

     6.01 Performance Evaluation. A Participant's performance will be evaluated and his or her compensation, including any merit or promotional increase, will be set in accordance with the New England Electric Salary Management Program

VII. INCENTIVE COMPENSATION

     7.01 Incentive Compensation Amounts. When the books are closed at the end of a Plan Year, the member of senior management to whom the Participant reports will recommend to the Management Committee and the Management Committee will determine the appropriate amount to be awarded each Participant, and this money will be distributed to the Participants by the March 15 following the Plan Year.

     7.02 Use of Benchmarks. Senior management and the Management Committee will use the Performance Benchmarks and individual performance measures as guides to evaluate each Participant's achievement in each area.

     7.03 Components. The Bonus Award has two components: a Financial Objective Award and a Strategic Objectives Award. The targeted Strategic Objective Award is 7.5% of Base Compensation. The targeted Financial Objective Award is 4.5% of Base Compensation and the maximum Financial Objective Award is 7.5%.

     7.04 Financial Objective Award. The calculation of the Financial Objective Award will parallel the calculation under the New England Electric Companies' Senior Incentive Compensation Plan. If the Financial Objective Benchmark is achieved, full targeted credit will be given for this target. The Financial Objective Bonus Award will be adjusted up or down to reflect income greater than, or less than, the Benchmark.

     7.05 Strategic Objective Award. Each Participant's award shall be governed by the contribution of the Participant toward meeting his or her Strategic Objectives. The Strategic Objective Bonus Award will be adjusted downward to reflect shortfalls in Performance Benchmark achievement.

     7.06 Exercise of Discretion. Senior management and the Management Committee are expected to use their judgment in evaluating performance with the Objectives and Benchmarks as standards, not cliffs. The Management Committee may reduce bonuses from those calculated by the formula if circumstances warrant. The Management Committee may also award bonuses outside those calculated by the formula. Further, the Management Committee retains the discretion, from time to time, to add or delete Strategic Objectives and adjust Benchmarks as it deems appropriate.

     7.07 Notification of Award. The member of Senior Management to whom the Participant reports shall be responsible for seeing that he or she is told the basis for the size of his or her Bonus Award.

VIII.      PAYMENT UPON CHANGE OF CONTROL

     8.01 Change of Control. In the event of a Change in Control or Major Transaction, each Participant will receive, within 30 days of the consummation of the Change in Control or of the transaction approved by the Major Transaction, a cash payment equal to the average of the bonus percentages for this Plan for the last three years for this Plan prior to the Change in Control or Major Transaction times the Participant's annualized Base Compensation. Further, if the consummation of the Change in Control or of the transaction approved by the Major Transaction occurs prior to the determination and payment of the Bonus Award for the prior Plan Year, the Participant will also receive within 30 days a cash payment equal to said percentage times the Participant's Base Compensation received in the prior Plan Year. No further benefits will be payable from this Plan.

IX.  GENERAL PROVISIONS

     9.01 Other Benefit Plans. Bonus Awards will not be used in determining a Participant's benefits under any group insurance plan or any incentive program other than New England Electric Companies' Incentive Share Plan. Bonus Awards will be included in pension plan calculations to the extent otherwise provided in these plans.

     9.02 Termination of Participation; Interplan Transfer. If, for any reason, a Participant should cease to be actively employed by a subsidiary of the New England Electric System prior to July 1 of a Plan Year, that person will not be deemed a Participant for that year, unless the member of the Management Committee determines there are extraordinary circumstances which justify inclusion. A Participant who ceases to be so actively employed during the last six months of a Plan year will be deemed a Participant for that year on a proportional basis. The Management Committee will also determine the extent, if any, of participation by the person replacing a Participant. If a Participant becomes a participant in another incentive compensation plan during the Plan Year, the Participant will be deemed to be a Participant for that year on a proportional basis in each of the Plans, respectively.

     9.03 Future Employment. Neither the Plan nor the making of awards hereunder shall be construed to create any obligation to continue the Plan or to give any present or future employee any right to continued employment.

     9.04 Headings. The headings of articles and sections of the Plan are for convenience of reference only.

     9.05 Gender and Number. Unless the context requires otherwise, the singular shall include the plural; the masculine gender shall include the feminine; and such words as "herein," "hereinafter," "hereof," and "hereunder" shall refer to this instrument as a whole and not merely to the subdivisions in which such words appear.

     9.06 Governing Law. Except as otherwise required by law, the Plan and all matters arising thereunder shall be governed by the laws of The Commonwealth of Massachusetts.

     9.07  Effective Date.  This Amendment shall be effective January 1,
1998.


                                   /s/ Alfred D. Houston
                                   ___________________________________


                                   /s/ Richard P. Sergel
                                   ___________________________________

                                   The Management Committee

                                   In accordance with votes dated
                                   November 24, 1997 and August 25,
                                   1998 of the New England Electric
                                   System Compensation Committee